FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1


     The attached Preliminary Structural and Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy of payment or performance on the underlying assets of the Offered Certificates, or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

     No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet or any subsequent version hereof, reflects future performance of the Offered Certificates. This Term Sheet should not be construed as either a prediction or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

                                 New CMBS Issue
                             Preliminary Term Sheet

                                  $704,787,000
                       Offered Certificates (Approximate)

                            FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1

         First Union Commercial Mortgage Securities, Inc., as Depositor
                  First Union National Bank, as Master Servicer
                                 --------------
                 First Union National Bank, Mortgage Loan Seller
            Merrill Lynch Mortgage Capital Inc., Mortgage Loan Seller

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

                      Structural and Collateral Term Sheet

                            FIRST UNION NATIONAL BANK
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1

                                  $704,787,000
                       Offered Certificates (Approximate)


               Percentage of Mortgage Pool by Cut-off Date Balance

                 [UNITED STATES MAP WITH PERCENTAGES BY STATE]

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

               FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1


----------------------------------------------------------------------------------------------------------------------------------
                Cut-off Date
                 Certificate          Cut-off Date           Rating            Average           Principal       Pass-Through Rate
      Class      Balance(1)       Subordination Level      (S&P/Fitch)      Life(yrs.)(3)      Window(3)(4)       Description(5)
----------------------------------------------------------------------------------------------------------------------------------
       A-1        $96,000,000           25.750%              AAA/AAA             5.71           Jun00-Jul09         Fixed Rate
       A-2       $485,449,000           25.750%              AAA/AAA             9.68           Jul09-Mar10         Fixed Rate
      IO(2)      $783,097,303             N/A               AAAr/AAA             N/A            Jun00-Sep29           WAC-IO
        B         $39,155,000           20.750%               AA/AA              9.89           Mar10-Apr10        Fixed Rate(6)
        C         $35,239,000           16.250%                A/A               9.93           Apr10-Apr10        Fixed Rate(6)
        D         $11,747,000           14.750%               A-/A-              9.93           Apr10-Apr10        Fixed Rate(6)
        E         $25,451,000           11.500%              BBB/BBB             9.93           Apr10-Apr10             WAC
        F         $11,746,000           10.000%             BBB-/BBB-           11.01           Apr10-Apr12             WAC
       G(7)       $29,366,000            6.250%                                 12.36           Apr12-Dec14         Fixed Rate
       H(7)        $7,831,000            5.250%                                 14.68           Dec14-Jan15         Fixed Rate
       J(7)        $3,916,000            4.750%                                 14.68           Jan15-Jan15         Fixed Rate
       K(7)        $7,831,000            3.750%                                 14.68           Jan15-Jan15         Fixed Rate
       L(7)        $5,873,000            3.000%                                 14.70           Jan15-Apr15         Fixed Rate
       M(7)        $8,810,000            1.875%                                 16.00           Apr15-Jun16         Fixed Rate
       N(7)       $14,683,303             N/A                                   22.09           Jun16-Sep29         Fixed Rate
----------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)   Represents the notional amount.

(3)   Based on Assumptions described in the Prospectus Supplement.

(4) Principal Window is the period during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Assumptions described in the Prospectus Supplement.

(5) Other than the Class E, F and IO Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class E, F and IO Certificates will accrue interest at variable rates as described in the Prospectus Supplement. The final pass-through rates will be determined at pricing.

(6)   Capped at the Weighted Average Net Mortgage Rate.

(7)   Not offered hereby.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.
 BARRY REINER 704-374-4499                                RICH SIGG 212-449-3860

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

ISSUE CHARACTERISTICS:

Issue Type:              The Class A-1, A-2, IO, B, C, D, E, and F Certificates
                         (the "Offered Certificates") will be offered pursuant to the Prospectus Supplement, subject to completion, dated April , 2000 and accompanying Prospectus dated
                         April 18, 2000, and the Class G, H, J, K, L, M and N
                         Certificates are not offered thereby.

Offered Certificates:    $704,787,000 monthly pay, multi-class commercial
                         mortgage REMIC Pass-Through Certificates, including five fixed-rate principal and interest Classes (Classes
                         A-1, A-2, B, C, and D) two variable rate principal and interest Classes (Classes E and F) and one variable rate interest only class (Class IO). The Offered
                         Certificates have not been previously offered to the public.

Collateral:              The collateral consists of a $783,097,304 pool of 145
                         fixed-rate commercial and multifamily Mortgage Loans, of which 138 are conduit loans consisting of $749,608,465 or 95.7% of the pool of mortgage loans as of the Cut-Off Date and 7 are Credit Tenant Lease loans consisting of $33,488,838 or 4.3% of the pool of mortgage loans as of the Cut-Off Date.

Loan Sellers:            First Union National Bank (77.3%) and Merrill Lynch
                         Mortgage Capital Inc. (22.7%).

Co-Lead Managers:        First Union Securities, Inc. and Merrill Lynch, Pierce,
                         Fenner & Smith Incorporated.

Master Servicer:         First Union National Bank.

Special Servicer:        Orix Real Estate Capital Markets, LLC.

Trustee:                 Norwest Bank Minnesota, National Association.

Expected Settle Date:    On or about May 11, 2000.

Distribution Dates:      The 15th of each month. The first Distribution Date on
                         which investors will be entitled to distributions will be in June, 2000.

Minimum Denominations:   $10,000 for the Class A-1, Class A-2, and Class B
                         Certificates. $1,000,000 for the Class IO.

ERISA Considerations:    Class A-1, Class A-2 and Class IO Certificates are
                         expected to be ERISA eligible.

SMMEA Eligibility:       Class A-1, Class A-2, Class IO and Class B Certificates
                         are expected to be SMMEA eligible.

Risk Factors:            THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT
                         BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS"
                         SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK
                         FACTORS" SECTION OF THE PROSPECTUS.

Rating Agencies for
Offered Certificates:    Standard & Poor's Ratings Services ("S&P") and Fitch
                         IBCA Inc. ("Fitch").


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

STRUCTURAL CHARACTERISTICS:

The Offered Certificates (other than the Class IO, E, and F Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class IO, E, and F Certificates will accrue interest at variable rates as discussed in the Prospectus Supplement. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

              [BAR GRAPH DEPICTING PRINCIPAL AND INTEREST WINDOW]

Notes: (1) The Class A-1, A-2 and IO Certificates will be paid interest on a pro rata basis.

       (2) The above analysis is based on Assumptions described in the Prospectus Supplement.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

Interest Distributions:  Each Class of Offered Certificates (other than the
                         Class IO Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such Class during the prior calendar month. The Class IO Certificates will be entitled on each Distribution Date to the aggregate interest accrued on each of its components during the prior calendar month.

Principal Distributions: Principal will be distributed on each Distribution Date to the Class of Principal Balance Certificates outstanding, with the earliest alphabetical/numerical Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class N Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:              All Prepayment Premiums are distributed to
                         Certificateholders on the Distribution Date following the collection period in which the prepayment occurred.
                         On each Distribution Date, a portion of all Prepayment
                         Premiums will be allocated to each Class of Offered
                         Certificates then entitled to principal distributions, which percentage will be equal to the product of the amount of such Prepayment Premiums, multiplied by (a) a fraction, the numerator of which is equal to the amount of principal distributable to such class of sequential pay certificates on such Distribution Date and the denominator of which is the Principal Distribution
                         Amount for such Distribution Date, and (b) 25%. The remaining portion of all Prepayment Premiums will be allocated to the Class IO Certificates.

Yield Maintenance
Charges Allocation:      All Yield Maintenance Charges are distributed to
                         Certificateholders on the Distribution Date following the collection period in which the prepayment occurred.
                         On each Distribution Date, the holders of each Class of Offered Certificates then entitled to principal distributions will be entitled to an amount of Yield
                         Maintenance Charges of Offered Certificates equal to the product of (a) the amount of such Yield Maintenance
                         Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Offered Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage
                         Rate of the prepaid Mortgage Loan over the relevant
                         Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of Offered Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution
                         Date.

Yield Maintenance
Charge Allocation
Example: A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following hypothetical example reflects that method:

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

                         General Yield Maintenance Charge Allocation Example:
                         Assuming the structure presented in this Term Sheet and the Prospectus Supplement and the following assumptions:

                         Assume prepayment occurs on June 1, 2001.

                         Assume only Class A-1 will be receiving principal at the time of this prepayment.

                         Mortgage Loan characteristics of hypothetical loan being prepaid:
                                    Balance: $10,000,000
                                    Mortgage Rate-Coupon: 8.00%
                                    Scheduled Maturity: 8 years (June 1, 2008)
                         Yield Maintenance Charge Payable: $500,000

                         Discount Rate/Treasury Yield (monthly): 5.00%

                         Certificate Characteristics: Class A-1 Pass-Through
                         Rate: 6.00%

                         Discount Rate Fraction Calculation:

                              --------------------------------------------------------------------------------------------
                                                                         Class A-1                      Class IO
                              --------------------------------------------------------------------------------------------
                               (Class A-1 Pass-Through Rate       6.00% - 5.00%
                                - Discount Rate) / (Gross         ------------- = 33.33%
                              Mortgage Rate - Discount Rate)      8.00% - 5.00%
                              --------------------------------------------------------------------------------------------
                               Portion of Yield Maintenance
                              Premium allocated to Class A-1               33.33%               100.00% - 33.33% = 66.67%
                              --------------------------------------------------------------------------------------------
                                   YM Charges Allocated                   $166,667                      $333,333
                              --------------------------------------------------------------------------------------------

Credit Enhancement:      Each Class of Certificates, other than Classes A-1, A-2
                         and IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and (ii) each other
                         Class with an earlier alphabetical Class designation.


Advancing:               The Master Servicer and, if it fails to do so, the
                         Trustee will be obligated to make Principal and Interest (P&I) Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

Realized Losses and
Expense Losses:          Realized Losses and Additional Trust Fund Expenses, if
                         any, will be allocated to the Class N, Class M, Class
                         L, Class K, Class J, Class H, Class G, Class F, Class
                         E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.

Prepayment Interest
Shortfalls:              For any Distribution Date, any Net Aggregate Prepayment
                         Interest Shortfall for such Distribution Date will generally be allocated on a pro rata basis to each Class of Certificates (other than Class IO) in proportion to its entitlement to interest. Up to 0.025% of the Master Servicing Fee Rate and all accrued income earned by the Master Servicer on any voluntary principal prepayment in the applicable collection period shall be offset against any Prepayment Interest
                         Shortfall.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

Appraisal Reductions:    An appraisal reduction generally will be created in the
                         amount, if any, by which the Principal Balance of a Specially Serviced Mortgage Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related
                         Mortgaged Property plus all escrows and reserves held with respect to the mortgage loan. The Appraisal
                         Reduction Amount will reduce proportionately the amount of P&I Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                         An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:       The Controlling Class will generally be the most
                         subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance Certificates.

Special Servicer:        The Pooling and Servicing Agreement permits the Special
                         Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so subject to certain limitations.

Optional Termination:    The Depositor, the Master Servicer, the Special
                         Servicer, and certain Certificateholders will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage
                         Loans (or fair market value in the case of REO
                         Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Reports to
Certificateholders:      The Trustee will prepare and deliver monthly
                         Certificateholder Reports. The Special Servicer will prepare and deliver to the Trustee a monthly Special
                         Servicer Report summarizing the status of each Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A Report containing information regarding the Mortgage Loans will be available electronically.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

Additional Information
To Certificateholders:   Certificateholders may request from the Trustee certain
                         additional information relating to the Mortgage Loans or the Mortgaged Properties by directing inquiries by e-mail through the Trustee's internet website. The
                         Trustee will forward each such inquiry to the Master
                         Servicer or the Special Servicer. Unless the Master
                         Servicer or the Special Servicer determines in its sole discretion that answering such inquiry would not be in the best interests of the Trust Fund and/or the Certificateholders or would be a violation of applicable law or the applicable Mortgage Loan
                         Documents, it will forward to the Trustee a response to such inquiry. The Trustee will post responses to inquiries in the "Investor Q&A Forum" section of its website to be made available to Certificateholders.

Environmental
Insurance Wrap:          In connection with the issuance of the Certificates,
                         secured creditor impaired property policies will be obtained for the benefit of the Trust which will provide coverage with respect to all the Mortgaged
                         Properties for:

                              1)    the outstanding cut-off date balance,
                                    together with accrued interest and
                                    unreimbursed servicer advances, upon the occurrence of (i) an event of a default under the Mortgage Loan and (ii) an adverse environmental condition at a respective Mortgaged Property; and

                              2)    a loss as a result of a claim made for
                                    bodily injury, property damage, or clean up costs resulting from adverse environmental conditions.

                         For mortgage loans greater than $13,000,000, three policies cover various loans at loss limits of 125% of the cut-off date balance of each respective Mortgage Loan, and aggregate limits of 70% of the aggregate cut-off date balance of the applicable Mortgage Loans. For loans less than $13,000,000, one policy covers these loans at loss limits of 125% of the cut-off date balance of each respective Mortgage Loan and aggregate limits of 35% of the aggregate cut-off date balance of the applicable Mortgage Loans. The policies carry no deductibles.

                         The premium for the policies will be paid in full when the Certificates are issued. The insurer under the policies is Commerce and Industry Insurance Company, a member Company of American International Group, Inc., which currently has a "Aaa" financial strength rating from Moody's, a "AAA" claims-paying ability rating from Fitch, a "AAA" claims paying ability from S&P and a "A++XV" rating by A.M. Best Company.

                         See "DESCRIPTION OF THE MORTGAGE POOL--Assessments of Property Condition--Environmental Group Insurance Policies" in the Prospectus Supplement.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

Heilig/Petsmart Loans:   With respect to five mortgage loans having an aggregate
                         cut-off date balance of approximately $9,874,385 (the
                         "Heilig/Petsmart Loans"), a senior interest, having an initial cut-off date balance of approximately
                         $7,746,624, and a subordinate interest, having an initial cut-off date balance of approximately
                         $2,127,761, are being created. The senior component is included as part of the Offered Certificates. The subordinate component, represented by a separate class, is not being offered hereby, and such class is expected to be transferred to Merrill Lynch Mortgage Capital
                         Inc., or one of its affiliates. All principal and interest collections on the Heilig/Petsmart loans will be distributed to the Offered Certificateholders until the senior component of the loans is reduced to zero.
                         Realized Losses and Additional Trust Fund Expenses with respect to the Heilig/Petsmart Loans will be allocated to the subordinate component before being allocated to the Offered Certificates. Yield Maintenance Charges,
                         Prepayment Premiums, and Prepayment Interest Shortfalls with respect to the Heilig/Petsmart Loans will be allocated between the senior interest and subordinate interest pro rata.

Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $783,097,304 pool of 145 fixed-rate, first lien mortgage loans secured by liens on commercial and multifamily properties located throughout 32 states, with a weighted average Mortgage Rate of 8.299% and a weighted average remaining term to maturity of 127 months. See the Prospectus Supplement for more detailed collateral information.

                         -------------------------------------------------
                         Initial Pool Balance:             $783,097,304
                         Number of Loans:                  145
                         Number of Properties              154
                         Gross WAC:                        8.299%
                         Original WAM:                     131
                         Remaining WAM:                    127
                         Average Loan Balance:             $5,400,671
                         WA DSCR*:                         1.28x
                         WA Cut-off Date LTV Ratio*:       73.40%
                         *Excluding CTL Loans
                         -------------------------------------------------

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent of    Wtd.                                                     Wtd. Avg.
                           Number of   Cut-off      Cut-off      Avg.    Wtd.     Wtd. Avg.   Wtd. Avg.     Wtd. Avg.     Mortgage
       Property Type         Loans     Balance      Balance     LTV(2)  Avg. BLTV    RTM       DSCR(2)    Occupancy(3)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
    Retail - Anchored(1)      23      185,297,183    23.7%      72.72%    64.67%     119        1.26x         96.85%        8.257%
-----------------------------------------------------------------------------------------------------------------------------------
    Retail - Unanchored       17       49,089,800     6.3       69.31     62.87      116        1.34          96.80         8.620
-----------------------------------------------------------------------------------------------------------------------------------
  Retail - Shadow Anchored     5       36,388,985     4.6       73.30     66.58      118        1.30          99.08         8.540
-----------------------------------------------------------------------------------------------------------------------------------
        Multifamily           52      266,095,335    34.0       77.84     68.10      130        1.22          93.48         8.180
-----------------------------------------------------------------------------------------------------------------------------------
           Office             12       85,434,050    10.9       70.34     62.64      123        1.30          98.80         8.488
-----------------------------------------------------------------------------------------------------------------------------------
        Hospitality            7       56,349,717     7.2       69.94     62.07      114        1.47           N/A          8.379
-----------------------------------------------------------------------------------------------------------------------------------
      Congregate Care          2       26,392,016     3.4       72.90     66.15      116        1.31          97.26         8.534
-----------------------------------------------------------------------------------------------------------------------------------
    CTL - Hospitality(4)       6       23,721,283     3.0        N/A      31.21      193         N/A           N/A          7.235
-----------------------------------------------------------------------------------------------------------------------------------
         Mixed Use             5       16,262,114     2.1       61.37     54.44      116        1.42          95.09         8.087
-----------------------------------------------------------------------------------------------------------------------------------
        Self-Storage           6       11,555,773     1.5       61.52     52.05      119        1.30          90.07         8.893
-----------------------------------------------------------------------------------------------------------------------------------
         Industrial            5       10,695,004     1.4       71.21     62.63      116        1.32          95.29         8.710
-----------------------------------------------------------------------------------------------------------------------------------
 CTL - Retail - Anchored(4)    1        9,767,555     1.2        N/A      0.00       298         N/A         100.00         8.473
-----------------------------------------------------------------------------------------------------------------------------------
      Assisted Living          2        4,396,831     0.6       65.80     60.10      119        1.42          91.15         8.917
-----------------------------------------------------------------------------------------------------------------------------------
      Mobile Home Park         2        1,651,658     0.2       77.77     71.09      116        1.22          94.17         8.872
-----------------------------------------------------------------------------------------------------------------------------------
  Totals/Weighted Average     145     783,097,304    100.0%     73.40%   63.19%      127        1.28x        95.76%        8.299%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Includes the 5 Heilig/Petsmart loans.

(2)   CTL Loans are excluded from these calculations.

(3) Occupancy rates were calculated without reference to hospitality properties.

(4) See page 19 of this Term Sheet and the Prospectus Supplement for a more detailed discussion of credit tenant lease loans.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

TEN LARGEST MORTGAGE LOANS

The following table and summaries describe the ten largest Mortgages Loans in the Mortgage Pool by Cut-Off Date Balance:

                  TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE
------------------------------------------------------------------------------
                                       Percent
                                       by Cut-
                                       off Date                        LTV at
                  No. of  Cut-Off Date   Pool  Property     Cut-off   Maturity
    Loan Name      Prop.    Balance    Balance   Type       Date LTV  or ARD
------------------------------------------------------------------------------
Washingtonian                                   Retail -
Center              1        39,387,474  5.0%   Anchored      75.75%  66.94%
------------------------------------------------------------------------------
Hawthorne Works                                 Retail -
Shopping Center     1        24,802,000  3.2%   Anchored      74.04%  68.13%
------------------------------------------------------------------------------
Thomson Consumer
Electronics         1        24,605,207  3.1%   Office        75.94%  66.48%
------------------------------------------------------------------------------
BR- Peartree                                    Retail -
Square              1        22,221,654  2.8%   Anchored      72.86%  65.23%
------------------------------------------------------------------------------
San Tropez
Apartments          1        21,825,000  2.8%   Multifamily   80.54%  77.34%
------------------------------------------------------------------------------
Pacific Islands
Apartments          1        20,800,000  2.7%   Multifamily   80.00%  65.63%
------------------------------------------------------------------------------
Club Lake Pointe
Apartments          1        19,711,917  2.5%   Multifamily   79.81%  71.71%
------------------------------------------------------------------------------
Covina Town                                     Retail -
Center AMC                                      Shadow
Theaters            1        17,379,334  2.2%   Anchored      75.56%  68.31%
------------------------------------------------------------------------------
Marlow Heights &
Marlow Plaza        1        16,069,055  2.1%   Multifamily   78.01%  69.26%
------------------------------------------------------------------------------
The Atrium at                                   Congregate
Gainesville         1        15,864,611  2.0%   Care          75.91%  68.79%
------------------------------------------------------------------------------
Total/Weighted
Average             10    $222,666,254  28.4%       ----      76.68%  68.58%
------------------------------------------------------------------------------

                   Cut-off  Wtd. Avg.
                    Date    Mortgage                                 Property
    Loan Name       DSCR     Rate      City         State  Occupancy   Size
--------------------------------------------------------------------------------
Washingtonian
Center             1.29x    7.400%   Gaithersburg    MD      96.0%   268,078 SF
--------------------------------------------------------------------------------
Hawthorne Works
Shopping Center    1.20     8.210       Cicero       IL      99.6    310,069 SF
--------------------------------------------------------------------------------
Thomson Consumer
Electronics        1.21     8.540    Indianapolis    IN     100.0    324,375 SF
--------------------------------------------------------------------------------
BR- Peartree
Square             1.24     8.813        Bronx       NY     100.0    139,681 SF
--------------------------------------------------------------------------------
San Tropez
Apartments         1.20     8.270      Las Vegas     NV      94.4     336 Units
--------------------------------------------------------------------------------
Pacific Islands
Apartments         1.20     7.980      Henderson     NV      96.6     352 Units
--------------------------------------------------------------------------------
Club Lake Pointe
Apartments         1.20     8.092    Coral Springs   FL      82.1     240 Units
--------------------------------------------------------------------------------
Covina Town
Center AMC
Theaters           1.32     8.440       Covina       CA     100.0     95,150 SF
--------------------------------------------------------------------------------
Marlow Heights &
Marlow Plaza       1.20     6.977    Temple Hills    MD      93.2     429 Units
--------------------------------------------------------------------------------
The Atrium at
Gainesville        1.32     8.470     Gainesville    FL      95.4      241 Beds
--------------------------------------------------------------------------------
Total/Weighted
Average            1.24x    8.085%        ---       ---     96.0%           ---
--------------------------------------------------------------------------------

FIRST UNION SECURITIES, INC.                                MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

WASHINGTONIAN CENTER. The Washingtonian Center loan is secured by a first lien indemnity deed of trust on the Washingtonian Center retail center located in Gaithersburg, Maryland, which is approximately 15 miles northwest of Washington, D.C. The center is comprised of 451,517 square feet of net rentable area ("NRA"), of which 183,439 square feet is subject to ground leases between the borrower and the applicable retailer. The property was approximately 96.0% occupied by 14 tenants as of February 29, 2000, which tenants include Galyan's Trading Company, Kohl's Department Store, Barnes & Noble and Pier One. The largest retailer in the center, Target, owns and occupies a 153,000 square foot store constructed on property that is ground leased until 2024. Construction of the property was completed in 1999 on a 27.6 acre site, situated at the intersection of Interstate 270 and Interstate 370. The property is part of a mixed use project that includes office, retail, residential, hospitality and recreational uses.

The borrowing entity, Washington Retail Associates L.C., is a special purpose, bankruptcy remote entity. The property is managed by Peterson Retail Management, an affiliate of one of the principals of the borrower and is affiliated with The Hazel-Peterson Companies, which has developed approximately 5,000,000 square feet of commercial office and retail space, as well as over 2,500 multfamily rental units and 16,000 residential lots.

HAWTHORNE WORKS SHOPPING CENTER. The Hawthorne Works Shopping Center loan is secured by a first lien mortgage on a 310,069 square foot neighborhood shopping center located in Cicero, Illinois, a suburb of Chicago. The property was approximately 99.6% occupied as of November 25, 1999. The shopping center is anchored by a 102,000 square foot K-Mart store and a 96,601 square foot Dominick's (owned by Safeway) grocery store. Thirty seven other tenants occupy the shopping center, none of which account for more than 5% of the total net rentable area, which include Dominick's Finer Foods, Aaron's Rental Purchase, Fashion Bug and Foot Locker.

Hawthorne Works Shopping Center was originally constructed in 1998. The shopping center is located on approximately 28 acres at the intersection of Cermak Road and Cicero Avenue, both of which are major commercial arteries. The site improvements consist of the two big-box buildings tenanted by K-Mart and Dominick's, as well as four multi-tenanted buildings and ten free-standing outparcel buildings. K-Mart, in 1988, completely renovated their store and expanded into an additional 24,000 square feet of net rentable area.

The borrower is Hawthorne Partners, a special purpose Illinois general partnership, that is the sole beneficiary of the two Illinois land trusts that together hold title to the subject property. The principal of the borrowing entity has over 35 years of experience in the acquisition, development, leasing and management of commercial properties. The property is managed by Franklin Partners, L.L.C., an affiliate of the borrower.

THOMSON CONSUMER ELECTRONICS. The Thomson Consumer Electronics loan is secured by a first lien mortgage on a 324,375 net rentable square feet, office/research and development building located in Indianapolis, Indiana. The property improvements consist of a three-story building comprised of 75% office space and 25% research and development space. The property is accessible from both the I-465 Beltway and North Meridian Street. Thomson Consumer Electronics occupies the entire building as its corporate headquarters resulting in an occupancy of 100% as of March 1, 2000.

The borrowing entity, 10330 North Meridian II, LLC, is controlled by GFW Trust. Thomson Consumer Electronics is a wholly owned subsidiary of Thomson Multimedia, S.A., which has guaranteed the lease. Thomson Multimedia is in turn a subsidiary of Thomson S.A., which is rated "A-" by S&P. Pursuant to the terms of its lease, Thomson Consumer Electronics posted a letter of credit issued by Credit Industriel et Commercial (rated "A" with a stable outlook by S&P) in the amount of $8,658,000 which represents three years' of rental payments due under the lease. These funds can be drawn upon should the tenant default under the lease beyond any applicable notice and cure periods. The letter of credit was assigned to the lender at closing and is additional collateral for the Thomson Consumer Electronics loan.

BR - PEARTREE SQUARE. The BR Peartree loan is secured by a first lien mortgage on a 139,681 net rentable square foot anchored shopping center constructed in 1999 and located in Bronx, New York within the Co-Op City residential redevelopment. The property improvements consist of a single-story shopping center containing 12 tenant spaces. As of

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

December 1999, the property was 100% occupied. Mayfair Supermarkets d/b/a Edwards Super Food Store, National Wholesale Liquidators, and Rite-Aid serve as the anchors occupying 55,000, 50,000, and 10,873 square feet, respectively.

The borrowing entity, Plaza Co-Op City, LLC, is a New York limited liability company. The managing member of the borrowing entity has been a developer of commercial real estate since 1963 and operates a full service development company with its own leasing, construction and management specialists. Since 1963, he has developed over 6 million square feet of retail and office space in New York, New Jersey, Pennsylvania, Connecticut, Massachusetts, and Maryland.

SAN TROPEZ APARTMENTS. The San Tropez Apartments loan was funded in connection with the borrower's acquisition of the property. The loan is secured by a first lien deed of trust on a 336 unit apartment complex located in unincorporated Las Vegas, Nevada, approximately 4 miles southwest of the Las Vegas "Strip". The property improvements were constructed in 1997 and include 21 two-story wood frame and stucco buildings located on approximately 18 acres. The unit mix consists of 168 one-bath/one bedroom apartments, 136 two-bath/two bedroom apartments and 32 two-bath/three bedroom apartments. The property had a physical occupancy of 94.35% as of January 3, 2000.

San Tropez Apartments is a gated Class A complex which offers such amenities as two swimming pools, a clubhouse, 82 detached parking garages, and a fully equipped fitness center to be completed. At closing the borrower was required to establish an escrow account with lender in the amount of $500,000 to be used toward the completion of the fitness center on the property. The borrower has the option to substitute an irrevocable letter of credit for the cash collateral.

The borrower is Rayman Nevada 2K Limited Partnership, a special purpose, bankruptcy-remote, Illinois limited partnership. The San Tropez Apartments is managed by Executive Affiliates, Inc., an affiliate of the borrower. Executive Affiliates, Inc. currently manages 20 multi-family properties comprising 6,100 units nationwide and has managed over 20,000 multifamily units during the past 30 years.

PACIFIC ISLANDS APARTMENTS. The Pacific Islands Apartments loan was funded in connection with the borrower's acquisition of the property. The loan is secured by a first lien deed of trust on a 352 unit apartment complex constructed in 1992 and located in Henderson, Nevada. The property is located approximately four miles southeast from the Las Vegas "Strip". The improvements include 34 two-story wood frame and stucco buildings located on approximately 20.5 acres. The unit mix of the property consists of 88 one-bath one-bedroom units, 176 two-bath/two bedroom units and 88 two-bath/three bedroom units. Improvements also include a clubhouse and two pools. The property had a physical occupancy of approximately 96.59% as of October 5, 1999.

Pacific Island Apartments is a gated Class A complex which offers such amenities as two swimming pools, three heated spas, gazebos with wet bars and barbecues, a fully equipped fitness center and a recreation center.

The borrower is NGVP, LLC a special purpose, bankruptcy-remote Virginia limited liability company. Pacific Islands Apartments is managed by General Services Corporation, an affiliate of the borrower. General Services Corporation currently owns over 12,000 apartment units nationwide and also manages shopping centers and warehouses with a staff of over 450 employees.

CLUB LAKE POINTE APARTMENTS. The Club Lake Pointe loan is secured by a first lien mortgage on a 240 unit apartment complex located in Coral Springs, Florida that was constructed in late 1998. The subject improvements include 20 three-story buildings on approximately 16.2 acres, and contain approximately 80 two-bedroom units and 160 three-bedroom units. Club Lake Pointe Apartments is a gated Class A complex which offers such amenities as concierge services, heated in-ground pool, outdoor spa, lighted tennis courts, a fully appointed clubhouse, a sauna and a fully equipped fitness center. The property is also located adjacent to Lake Coral Springs, a 122-acre man-made lake and public park.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

As of February 8, 2000 the property was approximately 82.08 % occupied. At closing, the borrower posted an irrevocable evergreen letter of credit in the amount of $6,000,000 and funded an escrow account in the amount of $2,200,000 sufficient to fund 12 months of scheduled payments of principal and interest and certain ongoing reserves. The letter of credit and cash deposit will not be released until certain operating and valuation thresholds have been achieved.

The borrower is Lake Pointe Trust Corporation, a single purpose, bankruptcy-remote Florida corporation affiliated with The Olen Companies, which is a real estate management and development company founded in 1973 that owns and operates over three million leaseable square feet of commercial property and over 6,400 multifamily units nationally.

COVINA TOWN CENTER AMC THEATERS. The Covina Town Center AMC Theater loan is secured by a first mortgage lien on a 95,150 net rentable square foot multiplex movie theater located in Covina, California. The AMC Theater is a 30-screen theater which became a part of the Covina Town Center in February, 1998. It is considered a state of the art facility with stadium style seating and is one of the largest theaters in Los Angeles County. From March 1998 to February 1999, revenue was $316,608 per screen. From July 1998 to June 1999 revenue increased to $372,204 per screen. The Covina Town Center, which is not a part of the loan collateral, is a 351,527 net rentable square feet power/entertainment center anchored by Home Depot, Staples, Jo-Ann Fabrics, Michael's and Petsmart. The shopping center was 92% leased as of December 1999.

The borrower is FR Covina, Inc., an affiliate of Family Realty, Inc., which is an affiliate of Captec Net Lease Realty, Inc. Family Realty, Inc. is capitalized with $30 million of direct foreign investment (preferred equity structure) and intends to build a portfolio of entertainment-based retail properties. Family Realty, Inc. is managed and advised by Captec, a public REIT which develops and acquires net leased, free-standing retail and restaurant properties operating under national brands.

MARLOW HEIGHTS & MARLOW PLAZA. The Marlow Heights loan is secured by a first lien mortgage on two multifamily properties commonly known as Marlow Heights (Phase I and Phase II) and Marlow Plaza. The properties are located in Temple Hills, Maryland, approximately 1.5 miles from the Washington, DC border. Marlow Heights is located at 4000-4223 28th Avenue and Marlow Plaza is located at 2900 St. Clair Drive. Occupancy as of December 31, 1999 was 93.24%. The borrower is MHA Associates Limited Partnership. The principal of the borrowing entity has over 30 years experience in commercial and residential real estate and currently has ownership interests in 23 properties.

Marlow Heights is comprised of 298 units contained in 15 garden style apartment buildings. The property was built in 1962 and renovated in 1984. Phase I contains 172 units and Phase II contains 126 units. Amenities of the property include a gazebo, play and picnic areas, and a laundry room on the basement level of each building.

Marlow Plaza is a six story mid-rise building containing 131 units. The property was completed in 1964 and renovated in 1988. Amenities of the property include a swimming pool, wading pool, a sundeck and community room with kitchen. A laundry room is located on each of the floors 2 through 6.

THE ATRIUM AT GAINESVILLE. The Atrium of Gainesville loan is secured by a first lien mortgage on a five story 241-unit independent living retirement facility located on an approximately 9.7 acre site in Gainesville, Florida. The property was constructed in 1986 and includes common areas and limited on-site shopping and services that comprise approximately 231,702 square feet of improvements. The unit mix of the property consists of 56 studios, 118 one-bedroom apartments and 67 two-bedroom apartments. The property was approximately 95.44% occupied as of January 31, 2000.

The borrower is Congregate Care Asset III Limited Partnership, a special purpose Delaware limited partnership and an affiliate of Holiday Retirement Corporation. The property is also managed by Holiday Retirement Corporation. Holiday Retirement Corporation, with its related entities, is the largest owner and operator of retirement housing in the United States. Holiday manages approximately 216 retirement facilities comprising over 26,000 units located in 39 states, Canada, and the United Kingdom.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

Call Protection:         100% of the Mortgage Loans contain call protection
                         provisions. The Mortgage Loans are generally prepayable without penalty within six months from Mortgage Loan maturity. 131 of the Mortgage Loans, or approximately
                         94.3% of the Cut-Off Date Pool Balance, allow defeasance.

Prepayment Premiums:

                     PERCENT OF REMAINING BALANCE ANALYSIS*

------------------------------------------------------------------------------------------------------------------------------------
   Prepayment Premium   Dec-1999  Dec-2000   Dec-2001   Dec-2002    Dec-2003   Dec-2004   Dec-2005  Dec-2006   Dec-2007   Dec-2008
------------------------------------------------------------------------------------------------------------------------------------
  Lock-out/Defeasance      100.00     97.05      97.13       96.63      96.72      96.80      96.89     97.00      95.10      96.80
------------------------------------------------------------------------------------------------------------------------------------
           YM                0.00      2.95       2.87        3.37       3.28       3.20       3.11      3.00       2.91       2.89
------------------------------------------------------------------------------------------------------------------------------------
       Sub Total           100.00    100.00     100.00      100.00     100.00     100.00     100.00    100.00      98.01      99.70
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          5.0%               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
          4.0%               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
          3.0%               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
          2.0%               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
          1.5%               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
          1.0%               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
          Open               0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       1.99       0.30
------------------------------------------------------------------------------------------------------------------------------------
         Total             100.00    100.00     100.00      100.00     100.00     100.00     100.00    100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

* Numbers represent percentage of outstanding balance as of the date indicated

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

PROPERTY TYPES
--------------------------------------------------------------------------------
                              Number of        Cut-off Date
                                Loans             Balance     Percent of Balance
--------------------------------------------------------------------------------
      Retail - Anchored           23             185,297,183       23.7%
--------------------------------------------------------------------------------
     Retail - Unanchored          17              49,089,800        6.3%
--------------------------------------------------------------------------------
  Retail - Shadow Anchored        5               36,388,985        4.6%
--------------------------------------------------------------------------------
         Multifamily              52             266,095,335       34.0%
--------------------------------------------------------------------------------
           Office                 12              85,434,050       10.9%
--------------------------------------------------------------------------------
         Hospitality              7               56,349,717        7.2%
--------------------------------------------------------------------------------
       Congregate Care            2               26,392,016        3.4%
--------------------------------------------------------------------------------
      CTL - Hospitality           6               23,721,283        3.0%
--------------------------------------------------------------------------------
          Mixed Use               5               16,262,114        2.1%
--------------------------------------------------------------------------------
        Self-Storage              6               11,555,773        1.5%
--------------------------------------------------------------------------------
         Industrial               5               10,695,004        1.4%
--------------------------------------------------------------------------------
   CTL - Retail - Anchored        1                9,767,555        1.2%
--------------------------------------------------------------------------------
       Assisted Living            2                4,396,831        0.6%
--------------------------------------------------------------------------------
      Mobile Home Park            2                1,651,658        0.2%
--------------------------------------------------------------------------------
TOTAL:                           145             783,097,304       100.0%
--------------------------------------------------------------------------------

STATES
-------------------------------------------------
          Number of       Cut-off Date Percent of
          Properties        Balance      Balance
-------------------------------------------------
  FL         28           114,451,147    14.6%
-------------------------------------------------
  CA         17            92,536,312    11.8%
-------------------------------------------------
  TX         15            65,289,977     8.3%
-------------------------------------------------
  NV         5             58,311,504     7.4%
-------------------------------------------------
  MD         3             57,006,094     7.3%
-------------------------------------------------
  IL         4             49,039,893     6.3%
-------------------------------------------------
 Other       82           346,462,377    44.2%
-------------------------------------------------
TOTAL:      154           783,097,304   100.0%
-------------------------------------------------

CUT-OFF DATE BALANCES ($)
--------------------------------------------------------------------------------
                              Number of         Cut-off Date
                                Loans              Balance    Percent of Balance
--------------------------------------------------------------------------------
        <= 2,000,000              45              53,703,722        6.9%
--------------------------------------------------------------------------------
    2,000,001 - 4,000,000         44             123,416,998       15.8%
--------------------------------------------------------------------------------
    4,000,001 - 6,000,000         16              78,050,276       10.0%
--------------------------------------------------------------------------------
    6,000,001 - 8,000,000         7               50,871,083        6.5%
--------------------------------------------------------------------------------
   8,000,001 - 10,000,000         9               83,542,141       10.7%
--------------------------------------------------------------------------------
   10,000,001 - 15,000,000        13             155,192,169       19.8%
--------------------------------------------------------------------------------
   15,000,001 - 20,000,000        5               84,679,580       10.8%
--------------------------------------------------------------------------------
   20,000,001 - 25,000,000        5              114,253,861       14.6%
--------------------------------------------------------------------------------
   35,000,001 - 40,000,000        1               39,387,474        5.0%
--------------------------------------------------------------------------------
TOTAL:                           145             783,097,304       100.0%
--------------------------------------------------------------------------------
        Min: $211,884              Average: $5,400,671        Max: $39,387,474
--------------------------------------------------------------------------------

DSCRS (X) (EXCLUDING CTLS)
---------------------------------------------------------------
                     Number of       Cut-off Date   Percent of
                       Loans            Balance      Balance
---------------------------------------------------------------
      < 1.200            4              9,800,789     1.3%
---------------------------------------------------------------
   1.200 - 1.299         86           506,556,921    67.6%
---------------------------------------------------------------
   1.300 - 1.399         26           120,558,383    16.1%
---------------------------------------------------------------
   1.400 - 1.499         14            78,470,973    10.5%
---------------------------------------------------------------
   1.500 - 1.599         4             19,487,250     2.6%
---------------------------------------------------------------
   1.600 - 1.799         3             13,736,360     1.8%
---------------------------------------------------------------
      > 1.799            1                997,790     0.1%
---------------------------------------------------------------
TOTAL:                  138           749,608,465    100.0%
---------------------------------------------------------------
Min:  1.15x              Wtd. Average: 1.28x       Max:  2.00x
---------------------------------------------------------------

CUT-OFF DATE LTVS (EXCLUDING CTLS)
 -----------------------------------------------------------
                     Number      Cut-off Date     Percent of
                     of Loans      Balance         Balance
 -----------------------------------------------------------
       < 55.01           4            5,603,092      0.7%
 -----------------------------------------------------------
    55.01 - 60.00        6           25,960,959      3.5%
 -----------------------------------------------------------
    60.01 - 65.00       13           62,574,150      8.3%
 -----------------------------------------------------------
    65.01 - 70.00       20           92,941,695     12.4%
 -----------------------------------------------------------
    70.01 - 75.00       46          195,619,470     26.1%
 -----------------------------------------------------------
    75.01 - 80.00       42          318,838,015     42.5%
 -----------------------------------------------------------
    80.01 - 81.00        4           43,514,429      5.8%
 -----------------------------------------------------------
       > 81.00           3            4,556,656      0.6%
 -----------------------------------------------------------
 TOTAL:                 138        $749,608,465    100.00%
 -----------------------------------------------------------
 Min:  39.91%           Wtd. Average: 73.40%    Max: 89.66%
 -----------------------------------------------------------

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

---------------------------------------

Mortgage Rates (%)
---------------------------------------------------------------
                     Number      Cut-off Date     Percent of
                     of Loans       Balance         Balance
---------------------------------------------------------------
      < 7.250            8            42,069,607     5.4%
---------------------------------------------------------------
   7.250 - 7.749         8            49,207,937     6.3%
---------------------------------------------------------------
   7.750 - 8.249        22           186,756,400     23.8%
---------------------------------------------------------------
   8.250 - 8.749        66           403,396,356     51.5%
---------------------------------------------------------------
   8.750 - 8.999        23            74,499,369     9.5%
---------------------------------------------------------------
   9.000 - 9.249        18            27,167,636     3.5%
---------------------------------------------------------------
TOTAL:                  145          783,097,304    100.0%
---------------------------------------------------------------
Min:  6.977%            Wtd. Average: 8.299%      Max:  9.625%
---------------------------------------------------------------

ORIGINAL TERMS TO STATED MATURITY OR ARD (MOS)
---------------------------------------------------------------
                     Number of    Cut-off Date     Percent of
                       Loans         Balance        Balance
---------------------------------------------------------------
       < 108             2             18,494,597     2.4%
---------------------------------------------------------------
     109 - 132          121           657,711,656    84.0%
---------------------------------------------------------------
     133 - 156           6             32,178,975     4.1%
---------------------------------------------------------------
     157 - 216           10            54,656,695     7.0%
---------------------------------------------------------------
     217 - 240           1              1,721,507     0.2%
---------------------------------------------------------------
       > 240             5             18,333,873     2.3%
---------------------------------------------------------------
TOTAL:                  145           783,097,304    100.0%
---------------------------------------------------------------
Min:  59                  Wtd. Average: 131          Max:  360
---------------------------------------------------------------

REMAINING TERMS TO STATED MATURITY OR ARD (MOS)
-------------------------------------------------------------
                    Number      Cut-off Date    Percent of
                    of Loans      Balance         Balance
-------------------------------------------------------------
       < 108            3           20,977,416     2.7%
-------------------------------------------------------------
     109 - 144         125         685,097,851     87.5%
-------------------------------------------------------------
     145 - 180          5           33,245,373     4.2%
-------------------------------------------------------------
     181 - 240          7           25,442,791     3.2%
-------------------------------------------------------------
       > 240            5           18,333,873     2.3%
-------------------------------------------------------------
TOTAL:                 145         783,097,304    100.0%
-------------------------------------------------------------
Min:  54                Wtd. Average: 127          Max:  352
-------------------------------------------------------------

ORIGINAL AMORTIZATION TERMS (MOS)
---------------------------------------------------------------
                     Number of    Cut-off Date     Percent of
                       Loans         Balance        Balance
---------------------------------------------------------------
     215 - 276           8             29,513,002     3.8%
---------------------------------------------------------------
     277 - 336           24            61,517,675     7.9%
---------------------------------------------------------------
     337 - 360          113           692,066,627    88.4%
---------------------------------------------------------------
TOTAL:                  145           783,097,304   100.0%
---------------------------------------------------------------
Min:  216                 Wtd. Average: 352          Max:  360
---------------------------------------------------------------

REMAINING AMORTIZATION TERMS (MOS)
--------------------------------------------------------------
                    Number      Cut-off Date     Percent of
                    of Loans      Balance         Balance
--------------------------------------------------------------
     215 - 276          8           29,513,002      3.8%
--------------------------------------------------------------
     277 - 336         24           61,517,675      7.8%
--------------------------------------------------------------
     337 - 360         113         692,066,627     88.4%
--------------------------------------------------------------
TOTAL:                 145         783,097,304    100.0%
--------------------------------------------------------------
Min:  211           Wtd. Average:  348              Max:  360
--------------------------------------------------------------

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                          [MERRILL LYNCH LOGO]

Credit Tenant Lease Loans:  Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease"), to a tenant (or whose parent or other affiliate which guarantees the lease obligation) which possesses the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans, other than any balloon payment, which a residual value insurance policy.

                            The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                            (i) the Tenant is obligated to continue making payments; or

                            (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on related Credit Tenant Lease Loan.



                            Approximately 4.3% of the Mortgage Loans are Credit Tenant Lease Loans.

                       -----------------------------------------------------------------------------------------------------
                                                            Guarantor /     Property   Cut-Off Date  S&P        Lease Type
                                 Property Name                 Tenant         Type       Balances    Rating(1)   Code(2)
                       -----------------------------------------------------------------------------------------------------
                       Motel 6 1105 Pensacola                 Accor SA     Hospitality  $2,533,516      BBB         B
                       Motel 6 270 Pismo Beach                Accor SA     Hospitality  $3,750,686      BBB         B
                       Motel 6 28 St. Barb Goleta             Accor SA     Hospitality  $5,580,948      BBB         B
                       Motel 6 414 Gainesville                Accor SA     Hospitality  $3,921,991      BBB         B
                       Motel 6 525 Cleveland Macedonia        Accor SA     Hospitality  $2,803,998      BBB         B
                       Motel 6 69 Cocoa Beach                 Accor SA     Hospitality  $5,130,145      BBB         B
                       Giant Fredericksburg               Giant Food, Inc.   Retail     $9,767,555    Private      NNN
                       -----------------------------------------------------------------------------------------------------
                                                                                Total:  $33,488,838
                       -----------------------------------------------------------------------------------------------------

                        Notes: (1) Unless otherwise indicated, such ratings were
                                   the highest assigned to the applicable Tenant or Guarantor, as applicable, by S&P.
                               (2) "B" means bond-type lease ; "NNN" means
                                   triple net lease.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.